EXHIBIT 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Caterpillar Financial Services Corporation (the "Company") on Form 10Q for the period ending June 30, 2003, as filed with the Securities and Exchange Commission on July 31, 2003 (the "Report"), the undersigned hereby certify that to the best of our knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ James S. Beard

Date: July 31, 2003 James S. Beard

President

/s/ Kent M. Adams

Date: July 31, 2003 Kent M. Adams

Principal Financial Officer

A signed original of this written statement required by Section 906 has been provided by the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.